                                                                   EXHIBIT 10.32

                      LEASE AGREEMENT WITH PURCHASE OPTION


STATE OF GEORGIA,

COUNTY OF GWINNETT

         THIS AGREEMENT made this 9th day of June, 1999, between THE ESTATE OF MIRIAM G. HOMEYER (hereinafter referred to as "Lessor") and LAKE HOLDINGS, LLC d/b/a QUICK TEST (hereinafter referred to as "Lessee").

                              W I T N E S S E T H:

                                       1.

         Lessor does hereby rent and lease to the Lessee the property as described and set forth on Exhibit "A", attached hereto and made a part hereof, the same being located at 27 Crogan Street, Lawrenceville, Georgia, for a term commencing on June 1, 1999, and ending on May 31, 2004, at midnight. Lessee may renew this lease for a five year term prior to May 31, 2004 by providing Lessor written notice of such election on or before December 31, 2003. No easement for lights or air is included in the premises.

                                       2.

         It is expressly agreed by the parties hereto that this lease is expressly contingent on the contemplated purpose of the premises, being use as an emissions testing facility, receiving approval from applicable regulatory authorities.

                                       3.

         Rent hereunder shall be payable as follows:

               (a) Beginning July 1, 1999, Lessee shall pay to Lessor at Andy Homeyer's address P.O. Box 1256, Watkinsville, Georgia 30677 or at such other place as may be designated by Lessor in writing to Lessee, promptly on the first day of each month in advance, monthly rental according to the terms set forth in this Section 3. No rental shall be charged for June, 1999.

               (b) Rental for July, August, and September 1999 shall be $1250.00 per month.


               (c) Rental for October, November, and December 1999 shall be $1500.00 per month.

               (d) Rental for January through December 2000 shall be $1700.00 per month.

               (e) The monthly rental provided in paragraph d of this Section 3 shall be adjusted prior to January 1,2001 and each year thereafter (each such date respectively referred to hereinafter as "adjustment date") and the adjusted monthly rent (as defined below) shall become effective on each adjustment date and shall be due and payable monthly on the first day of each and every calendar month in accordance with the provisions of this paragraph until the next seceding adjustment date. On each adjustment date the "adjusted monthly rental" due hereunder for the upcoming year shall be that amount determined by multiplying the monthly rent for the calendar year ending immediately preceding the current adjustment date by a fraction having as its numerator the consumer price index (as defined below) most recently published prior to the current adjustment date and as its denominator the consumer price index for the same calendar month in the immediately preceding year. "Consumer price index" as used herein shall mean "Consumer Price Index for all urban consumers, U S. city average all items" (1967 = 100) issued by the Bureau Labor Statistics of the U.S. Department of Labor. If the Consumer Price Index is discontinued, then the consumer price index published by the U.S. Department of Commerce shall be used, and if the U.S. Department of Commerce Consumer Price Index is discontinued, the Lessor and Lessee shall in good faith agree on a comparable substitute.

               (f) A refundable security deposit of $1500.00 is due upon execution of this Lease and shall be refunded at the termination of this Lease Agreement subject to setoff's for default as provided in this Lease Agreement


               (g) Any rent not paid by the tenth day of each month shall be assessed a 5% late fee.

                                       4.

     The premises shall be used for an emissions testing facility and all activities incidental thereto. The premises shall not be used for any illegal purposes nor in violation of any valid regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the premises. The Lessee may install fixtures on the premises, the same to be considered personal property and shall remain the property of the Lessee to be removed by it at the termination of this lease, or any renewal thereof, or sooner if Lessee desires to do so, provided the premises are restored to its original state after removal of such equipment. Lessee may also make other improvements to the building or aesthetic changes to the building with the consent ~f Lessor, such consent to not be unreasonably withheld.

                                       5.

     Lessee accepts the premises in its present condition and as suited for the use intended by Lessee. Lessee shall keep in good order the plate glass, building, plumbing, exterior walls, parking areas, heating and electric systems. Lessor agrees to place the heating and electrical systems in working order at the time of the lease inception. Lessee shall protect said water and sewer system against freezing or damage to system due to neglect of Lessee.

                                       6.

     Lessee shall at its own expense keep the leased premises in good repair, including but not limited to maintenance and repair of the following: all partitions; the air conditioning and plumbing fixtures and any machinery and equipment, if any, in the leased premises; all underground tanks; all underground lines; dispensers; canopy; walk-in coolers; and all other machinery equipment and appliances. Lessee shall be liable for and shall hold Lessor harmless in respect of damage or injury to Lessee, premises and property and person of Lessor's other tenants, if any, any invite; or anyone else, if due to act or neglect of Lessee, or anyone in his control or employ.

                                       7.

         Lessor agrees to indemnif3' and hold harmless the Lessee and to provide a defense to Lessee to and from any and all claims arising from any environmental contamination or other such environmental matters which occurred on the leased premises, including but not limited to all reasonable attorneys' fees. It is expressly agreed and acknowledged that Lessors representations and covenants herein are material and being relied upon by Lessee in connection with its execution of this lease.

                                       8.

     Lessor, as Lessee's agent, without terminating this lease, upon Lessee's breaching this contract, may at Lessors option enter and rent said premises at the best price obtainable with reasonable effort, without advertisement and with private negotiations and for any term Lessor deems proper. Lessee shall be liable to Lessor for the deficiency, if any, between Lessee's rent hereunder and the price obtained by Lessor in reletting, including attorneys' fees and expenses of litigation.

                                       9.

     If Lessee defaults for ten (10) days after written notice thereof in paying said rent; or if Lessee defaults for thirty (30) days after written notice thereof in performing any other of his obligations hereunder; or if Lessee is adjudicated bankrupt; or if a permanent receiver is appointed for Lessee's property, including Lessee's interest in premises, and such receiver is not removed within thirty (30) days after written notice from Lessor to Lessee to obtain such removal; or if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, or is proposed to be, reduced or payment thereof deferred; or if Lessee makes an assignment for the benefit of creditors; or if premises or Lessee effects or interest herein should be levied upon or attached under process against Lessee, not satisfied or dissolved within thirty (30) days after written notice from Lessor to Lessee to obtain satisfaction thereof, then, and in any of said events, Lessor at his option may at once or within six months thereafter (but only during continuance of such default or condition)] terminate this lease and/or, the right of first refusal created herein by written notice to Lessee; whereupon this lease shall end and/or the right of first refusal shall be void. After an authorized assignment or subletting, the occurring of any of the foregoing defaults or events shall affect this lease only if it is caused by or happening to the assignee or sublessee. Upon such termination by Lessor, Lessee will at once surrender possession of the premises to Lessor and remove all of Lessee's effects therefrom; and Lessor may forthwith reenter the premises and repossess himself thereof, and remove all persons and effects therefrom.

                                      10.

     No termination of this lease prior to the normal ending thereof by lapse of time or otherwise shall affect Lessor's right to collect rent for the period prior to termination thereof.

                                       11.

     Lessee may, only with the prior written consent of Lessor (which consent shall not be unreasonably withheld), assign this lease or any interest thereunder, or sublet premises or any part thereof, or permit the use of premises by any party other than Lessee. Any such assignment or sublease shall not destroy or waive any provision of this lease. Although subtenants or assignees shall become liable directly to Lessor for all obligations of Lessee hereunder, Lessee's liability is not relieved unless in writing.

                                       12.

     If the premises are totally destroyed (or so substantially damaged as to be untenantable for Lessee's use) by storm, fire, earthquake, or other casualty, this lease and the right of first refusal granted herein shall terminate as of the date of such destruction or damage, upon written notice to Lessee, and rental shall be accounted for as between Lessor and Lessee as of that dare. If premises is damaged but not rendered wholly untenantable by any such casualty, rental shall abate in proportion as the premises had been damaged and Lessor shall restore as speedily as practicable, whereupon full rent shall recommence if the premises cannot be restored to its original use within a reasonable time, then Lessor or Lessee at their option may terminate this lease. Lessee shall maintain casualty insurance on the premises (including alit improvements thereon) in an amount and with an insurance company suitable to Lessor, who shall be named on any such policy as an additional insured and/or loss payee. Lessee shall provide Lessor wit proof of the existence of such coverage.

                                       13.

     Lessee may (if not in default hereunder) prior to the expiration of this lease or any renewal thereof, remove all fixtures and equipment which it has placed in premises, provided Lessee restores premises to its condition at the installation thereof

                                       14.

     Lessee shall pay all utility bills incurred in connection with its use of the premises, including but not limited to all bills for gas, electricity, fuel, light, heat or power. If Lessee does not pay the same, Lessor may pay the same and such payment shall be added to the rental of premises.

                                       15.

     The Lessor shall pay all state, county, and city ad valorem taxes assessed against the real property and building beginning as of the commencement date of this Lease. The Lessee shall pay any state, county and city taxes assessed against its property to include furniture, fixtures, or inventory located within the premises and all applicable business and payroll taxes.

                                      16.

     If any rent owing under this lease is collected by or through an attorney at law, Lessee agrees to pay 15% thereof as attorney's fees. Lessee waives all homestead rights and exemptions which it may have under any law as against any obligation owing under this lease. Lessee hereby assigns to Lessor its homestead and exemption.

                                       17.

     If the premises or any part of the premises is appropriated or condemned by any public authority to the degree that renders the premises unsuitable for Lessee's use, or if the premises are taken by eminent domain, this lease agreement and the right of first refusal granted herein shall be terminated and rental shall be paid only to the time when Lessee surrenders possession of the premises to the Lessor. In the event of such appropriation or condemnation, the Lessor agrees that upon requests by the Lessee, he shall include in his claim against such public authority such sum as Lessee certified to the Lessor as the damage resulting from Lessee's loss of occupancy or relocation expense.

                                       18.

     This lease contains the entire agreement of the parties and no representations, inducement, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Lessor to exercise any power given Lessor hereunder, or to insist upon strict compliance by Lessee of any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Lessor's fight to demand exact compliance with the term hereof.

                                       19.

     Time is of the essence with this Agreement.

                                       20.

     Lessor hereby grants and conveys unto Lessee a Right of First Refusal, on the following terms and conditions, to purchase the premises described on Exhibit A hereto, together with all improvements and fixtures thereon:

          (a) upon Lessors receipt of a bonafide offer from a third party ("Third Party Offer") for the purchase of the real property and improvements described on Exhibit A hereto, Lessor shall provide Lessee written notice of such offer;

          (b) within twenty days after Lessor mails notice of Third Party Offer to Lessee, Lessee may enter a written contract with Lessor for the purchase of the premises on the same terms and conditions as contained in the Third Party Offer;

          (c) upon Lessee's failure to indicate its election to exercise its right of first refusal within the time limits prescribed in paragraph b of this Section 20, Lessor may proceed to enter a contract for the sale of the premises to such Third Party;

          (d) upon exercise of this right of first refusal, Lessee shall have thirty (30) days in which to close;

          (e) Lessor shall deliver good and marketable title at closing, together with such documentation as Lessee may reasonably require showing that Lessee and/or Lessee's lender shall not be liable for any environmental remediation costs associated with the premises for environmental contamination predating the commencement date of this lease.

                                       21.

     This Lease shall be construed in accordance with and governed by Georgia law.

                                       22.

     This contract shall create the relationship of landlord and tenant between Lessor and Lessee; no estate shall pass out of Lessor; Lessee has only a usufruct, not subject to levy and sale and not assignable by Lessee except by Lessor's consent.

                                       23.

     All rights powers, and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

                                       24.

     If Lessee remains in possession after expiration of the term hereto with Lessor's acquiescence and without any distinct agreement of parties, Lessee shall be tenant at will; and there shall be no renewal of this lease by operation of law.

                                       25.

     At termination of this lease, or any renewal thereof, Lessee shall surrender premises and keys thereof to Lessor in same condition as at commencement of term, natural wear and tear only excepted.

                                       26.

     A copy of all notices under this lease shall also be sent to Lessor's address by Certified Mail as follows:

         STEVEN P. GILLIAM, ESQ.                C/O ANDY HOMEYER
         Smith, Gilliam & Williams, P.A.        P.O. Box 1256
         P.O. Box 1098                          Watkinsville, Georgia 30677
         Gainesville, Georgia 30503


     A copy of all notices under this lease shall also be sent to Lessee's address by Certified Mail as follows:

         LAKE HOLDINGS, LLC d/b/a QUICK TEST      MICHAEL 5 BROWN, ESQ.
         106 Colony Park Drive                    106 Colony Park Drive
         Suite 900                                Suite 900
         Cumming, Georgia 30040                   Cumming, Georgia 30040

                                       27.

     Lessee agrees to maintain premises liability insurance in an amount not less than Three Hundred Thousand Dollars ($300,00.00) per occurrence, to have Lessor listed as any such policy as an additional insured and/or loss payee, and to provide proof of such coverage to Lessor.

                                      28.

     Lessee agrees to be responsible for, and to fully indemnify Lessor against and to hold Lessor harmless from all expenses, liabilities, damages, claims or demands, arising out of any accident or occurrence causing injury to any person or damage to any property in any way connected with the condition, occupancy or use of the Premises or any part thereof by Lessee or by any other person or persons. Lessee shall defend Lessor against any such liability, damage, claim or demand and reimburse Lessor for any costs incurred by Lessor in connection therewith, including reasonable attorney's fees.

     IN WITNESS WHEREOF, the undersigned have affixed their signatures and seals hereto this 9th day of June, 1999.

                                     LESSOR:
                                     ESTATE OF MIRIAM B. HOMEYER (SEAL)

/s/ Regina Aldredge-Brown            By: /s/ Andrew W. Homeyer, Executor
------------------------------          ------------------------------------
WITNESS                                     ANDY HOMEYER,
                                            Co-Executor

Sworn to and subscribed              By: /s/ Eleanor G. Homeyer, Exec.
before me this 9th day of               -------------------------------------
June, 1999.                                 ELEANOR G. HOMEYER,
                                            Co-Executor


/s/ Janie D. Garrison                Notary Public, Jackson County, Georgia
----------------------------         My commission expires August 9, 2002
Notary Public



                                     LESSEE:
/s/ Suzanne Collins
---------------------------
WITNESS                              /s/ Robert Evans                (SEAL)
                                     --------------------------------
                                     LAKE HOLDINGS, LLC/ d/b/a
Sworn to and subscribed              QUICK TEST
before me this 2nd day of
June, 1999.


/s/ Steven P. Gilliam                Notary Public, Hall County, Georgia
-----------------------------        My commission expires August 3, 2002
Notary Public
